Exhibit 10j.(18)

Page 1
Foothills Pipe Lines Ltd.	Service Agreement FT

SERVICE AGREEMENT FIRM TRANSPORTATION SERVICE FOR

TRANSPORTATION OF GAS

This AGREEMENT made October 24, 2008

BETWEEN:

FOOTHLLS PIPE LINES LID, a body corporate having an office and carrying On business in the City of Calgary in the Province of Alberta (herein referred to as “Company”)

OF THE FIRST PART

NORTHWEST NATURAL GAS COMPANY, a body corporate, having an office and carrying on business in the City of Portland, in the State of Oregon, (herein referred to as “Shipper”)

OF THE SECOND PART

Foothills Pipe Lines Ltd.	Service Agreement FT

SERVICE AGREEMENT

FIRM TRANSPORTATION SERVICE

WHEREAS, Shipper wishes to obtain service relating to the transportation of gas through Company’s transportation system; and

WHEREAS, Company is willing to provide such service;

In consideration of the premises and of the mutual covenants herein contained, the parties do covenant and agree as follows:

Foothills Pipe Lines Ltd.	Service Agreement FT

SERVICE AGREEMENT

FIRM TRANSPORTATION SERVICE

ARTICLE 1

Scope of Agreement

1.1 Company agrees to receive from Shipper at each Receipt Point here inspecified, the quantity of gas up to the Maximum Daily Delivery Quantity. and to transport and deliver to Shipper at each Delivery Point herein specified in the quantity from time to time nominated by Shipper up to the Maximum Daily Delivery Quantity, and Shipper agrees to accept such gas deliveries from Company, subject to the terms and conditions of this Service Agreement, Firm Transportation Service.

1.2 If Shipper desires to tender to Company on any day a quantity of gas in excess of Shipper’s Maximum Daily Delivery Quantity for such Shipper’s Delivery Point for such day, it shall notify Company of such desire, If Company, in its sale judgment, determines that it has the necessary capacity available to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company’s obligations to other Shippers under their Service Agreements will not be adversely affected thereby, Company may elect to deliver to Shipper said excess quantity or part thereof, and so notify Shipper.

ARTICLE 2

Rate Schedule and Rates

2.1 This Service Agreement, Firm Transportation Service is subject to the provisions of Rate Schedule FT, Firm Transportation Service and Rate Schedule OT, Overrun Transportation Service and the General Terms and Conditions of this Gas Transportation Tariff, as they may be amended or superseded from time to time, which Rate Schedules and General Terms and Conditions of this Gas Transportation Tariff are by this reference incorporated here in and made a part hereof.

2.2 Shipper shall pay Company for all gas transportation services during the term of this Service Agreement, Firm Transportation Service in accordance with such Rate Schedules as are filed with the National Energy Board as the same may hereafter be amended or superseded pursuant to the National Energy Board Act

Foothills Pipe Lines Ltd.	Service Agreement FT

ARTICLE 3

Term of Agreement

3.1 The term of this Service Agreement shall be as set forth in Appendix A, which shall be for a minimum term of one year.

3.2 Notwithstanding the provisions of subsection 3.1, if at anytime during the term hereof Foothills PipeLines Ltd. Gas Transportation Tariff with Shippers transporting U.S. Gas from the Prudhoe Bay area of Alaska through all or any part of the Phase I facilities takes effect, Shipper and Company agree to forthwith execute a Gas Transportation Tariff identical in form and substance to the aforementioned Gas Transportation Tariff which shall be identical in form and substance to that attached as Appendix B hereto. Upon execution of such new Gas Transportation Tariff this Gas Transportation Tariff shall terminate.

ARTICLE 4

Receipt and Delivery Points and Pressures

4.1 All receipts of gas from Shipper shall be at the Receipt Point of such gas, as identified in Appendix A attached to this Service Agreement, Firm Transportation Service, as the same may be in effect from time to time.

4.2 Should measuring equipment not be provided at either the Receipt Point or the Delivery Point, Shipper shall be responsible for measuring the gas volume and quality as specified in the General Terms and Conditions of this Gas Transportation Tariff subject to approval by Company.

4.3 The Delivery Points for, gas to be transported hereunder shall be the points set forth in Appendix A attached to this Service Agreement, Finn Transportation Service as the same may be in effect from time to time

4.4 The delivery pressure of the gas tendered by Shipper to Company for transportation shall be at a pressure sufficient to enter Company’s system at the Receipt Point, up to that specified for such Receipt Point in Appendix A attached to this Service Agreement, Firm Transportation Service

4.5 The delivery pressure of the gas delivered by Company to Shipper shall be at the pressure available from Company’s system at the Delivery Point as specified for such Delivery Point in Appendix A attached to this Service Agreement, Firm Transportation Service

Foothills Pipe Lines Ltd.	Service Agreement FT

ARTICLE 5

Title and Custody

5.1 Although Company docs not acquire title of the gas transported under this Service Agreement, Firm Transportation Service gas received by Company from Shipper hereunder shall be deemed to be in the custody and under the control of Company from the time such gas is accepted for transportation at the Receipt Points until it is delivered to Shipper at the Delivery Points.

ARTICLE 6

Address of Parties

61 Any notice or any request, demand, statement, bid or bill (for the purpose of this subsection, collectively referred to as “Notice”) provided for by the Rate Schedules, the Service Agreements and the General Terms and Conditions, or any other Notice which either Shipper 01 Company may wish to give to the other, shall be in writing and shall be directed as follows:

Shipper:	Northwest Natural Gas Company 220 N.W.. Second Avenue Portland, Oregon 97209

Attention:	ML Randolph S. Friedman
Fax:	503.220 2421
E-mail:	rsf@nwnaturaLcom

Company:	Foothills Pipe Lines ltd
450 First Street S.W. Calgary, AB T2P 5H1

Attention:	Manager, Western Markets and Interconnects
Fax:	403.9202341
E-mail:	dan_ronskj’@transcanada.com

6.2 Any Notice may be given by telecopier or other telecommunication and any such Notice shall be deemed to be given four (4) hours after transmission, Notice may also be given by personal delivery or by courier and any such Notice shall be deemed to be given at the time of delivery any Notice may also be given by prepaid mail and any such Notice shall be deemed to

Foothills Pipe Lines Ltd.	Service Agreement FT

be given four (4) Banking Days after mailing, In the event regular mail service, courier service, telecopier or other telecommunication shall be interrupted by a cause beyond the control of the parties hereto. then the party sending the Notice shall utilize any service that has not been so interrupted to deliver such Notice, Each party shall provide Notice to the other of any changes of address for the purposes hereof: Any Notice may also 00 given by telephone followed immediately by personal delivery, courier, prepaid mail, telecopier, or other telecommunication, and any such Notice so given shall be deemed to be given as of the date and time of the telephone Notice.

ARTICLE 7

Miscellaneous Provisions

7.1 The Tariff shall be governed by and construed in accordance with the laws of the Province of Alberta and the applicable laws of Canada, and Company and Customers irrevocably submit to the jurisdiction of the courts of the Province of Alberta for the interpretation and enforcement of the Tariff

Foothills Pipe Lines Ltd.	Service Agreement FT

ARTICLE 8

Agreements Being Superseded

8.1 This agreement supersedes as of November 1, 2008 the following agreements between parties hereto for the transportation of gas by Company for Shipper:

NWNO·F1 dated June 12,1991

NWNG-F2 dated November 9, 1994

NWNG-F3 dated November 21, 2000

ARTICLE 9

Amendment of Appendix A

9.1 Shipper and Company may at any time and from time to time amend Appendix A to Shipper’s Service Agreement, Finn Transportation Service by executing a new Appendix A to Shipper’s Service Agreement, Firm Transportation Service which shall be given effect as of the effective date and shall thereupon be deemed to be incorporated in Shipper’s Service Agreement, Firm Transportation Service.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents all as of the day. month and year first above written

FOOTHILLS PIPE LINES LTD

Per:
Per:

NORTHWEST NATURAL GAS COMPANY

Per:
Per:

Foothills Pipe Lines Ltd.	Service Agreement FT

APPENDIX A to the Service Agreement., Firm

Transportation Service Dated October 24, 2008 Between

Foothills Pipe Lines Ltd.

AND

Northwest Natural Gas Company (Shipper)

NWNG-F5

1.	Receipt Point:	Alberta/British Columbia Border near Coleman, Alberta

2.	Delivery Point:	British Columbia/US international border near Kingsgate, B.C

3.	Shipper’s Haul Distance	1707 Km

4.	Applicable Company Zone	Zone8

5.	Maximum Day Delivery Quantity (MDDQ)	(Winter) 114,845 GJ/d (Summer) 96,993 GT/d

6.	Service Commencement Date	November 1, 2008

7.	Service Termination Date	October 31, 2010

8.	Surcharge Amount:	N/A

9.	Appendix A Effective Date	November 1, 2008

Northwest Natural Gas Company	Foothills Pipe Lines Ltd.

(signature)	(signature)

(signature)	(signature)

(signature)	(signature)

(signature)	(signature)

Foothills Pipe Lines Ltd.	Service Agreement FT

APPENDIX B

FOOTHILLS PIPE LINES LTD

PRO FORMA

GAS TRANSPORTATION TARIFF

Foothills Pipe Lines Ltd.	Service Agreement FT

FOOTHILLS PIPE LINES LTD.

PROFORMA GAS

TRANSPORTATION TARIFF

The aforementioned Pro Forma Tariff will be applicable to the transportation of Alaska, Alberta, and Northern Canada source gas through the completed Foothills Pipe Lines Ltd. system in Canada. This Gas Transportation Tariff is provided under separate cover.